Investor Presentation May 2016 Exhibit 99.1

205/18/2016 This presentation includes forward-looking statements (statements which are not historical facts) within the meaning of the Private Securities Litigation Reform Act of 1995, including statements concerning the Company's prospects, resources, capabilities, current or future financial trends or operating results, long-term growth capability, demand for the Company‘s products, future plans for introduction of new products and the anticipated outcome of new business initiatives, estimates of market size and opportunities for growth, planned capital expenditures, anticipated synergies and other benefits of the acquisition of Octane Fitness, and potential uses of our capital resources, including statements regarding potential share repurchases, acquisitions or dividend programs. Factors that could cause Nautilus, Inc.'s actual results to differ materially from these forward-looking statements include our ability to acquire inventory from sole source foreign manufacturers at acceptable costs, within timely delivery schedules and that meet our quality control standards, availability and price of media time consistent with our cost and audience profile parameters, a decline in consumer spending due to unfavorable economic conditions in one or more of our current or target markets, failure to achieve expected synergies, accretion and other anticipated benefits of the transaction or to successfully integrate the Octane Fitness business, an adverse change in the availability of credit for our customers who finance their purchases, our ability to pass along vendor raw material price increases and increased shipping costs, our ability to effectively develop, market and sell future products, our ability to protect our intellectual property, and the introduction of competing products. Additional assumptions, risks and uncertainties are described in detail in our registration statements, reports and other filings with the Securities and Exchange Commission, including the "Risk Factors" set forth in our Annual Report on Form 10-K, as supplemented by our quarterly reports on Form 10-Q. Such filings are available on our website or at www.sec.gov. You are cautioned that such statements are not guarantees of future performance and that actual results or developments may differ materially from those set forth in the forward-looking statements. We undertake no obligation to publicly update or revise forward-looking statements to reflect subsequent events or circumstances. Unless otherwise indicated, all information regarding our operating results pertain to continuing operations. © Nautilus, Inc. 2016 Safe Harbor Statement

305/18/2016 Double-digit Revenue Growth Coupled with Even Faster EBITDA Growth Who We Are • Mission is to provide innovative solutions that make fitness more attainable and motivate people to live healthier lives • We have a strong portfolio of brands, including Bowflex, the number one in the fitness industry* • Consumer insights driven innovation and new products pipeline • Multichannel growth strategy to meet consumer needs wherever they shop • Focused on profitable growth and increasing shareholder value *Based on 2012 national consumer research study *Non-GAAP information, see Appendix for reconciliation to GAAP; 2010 EBITDA was ($2.5M) $168 $180 $194 $219 $274 $336 $7 $14 $19 $34 $43 2010 2011 2012 2013 2014 2015 Net Revenue EBITDA* $ M il li o n s

405/18/2016 Strong Brands Innovation Quick, Proven Results Authentic Professional Grade Quality and Value High Awareness Leader in Zero Impact Cardio

505/18/2016 In-depth Consumer Research Ground Up Design Rigorous Equipment Testing Fitness Results Validation Continual Consumer Feedback Industry Leading Product Quality & Innovation

605/18/2016 Direct to Consumer Multichannel Growth Strategy • Unique innovative products • Media penetration and conversion strategy • Outstanding customer service Retail Channel • Consumer insight driven products • Market share growth opportunity • Strong brand awareness • Highest consumer ratings $68 $69 $64 $77 $93 $106 2010 2011 2012 2013 2014 2015 R e v e n u e in $ M $97 $107 $125 $137 $176 $226 2010 2011 2 3 4 5 R e v e n u e in $ M

705/18/2016 $168 $180 $194 $219 $274 $336 7.1% 7.5% 12.8% 25.4% 22.3% 2010 2011 2012 2013 2014 2015 Net Revenue Revenue Growth $ M il li o n s $5 $13 $21 $34 $41 2011 2012 2013 2014 2015 Cash Flow From Operations $ M il li o n s ($10) $4 $11 $16 $30 2.0% 5.5% 7.2% 11.0% 12.0% Operating Income % of Revenue $ M il li o n s $40 Delivering Solid Financial Performance Coupled with improving profitability… Resulted in robust cash generation Strong revenue growth…

805/18/2016 Focused on Increasing Shareholder Value Source: Factset; cumulative returns calculated through 12/31/15 *Average return for BC, BDE, CAB, COLM, DECK, DKS, ELY, JAH, JOUT, LULU, NKE, PII, UA, VFC, ZQK NLS stock consistently outperforming benchmarks Increasing shareholder value driven by superior operating results Pretax EPS** **Non-GAAP Information, see Appendix for a reconciliation to GAAP ($0.30) $0.10 $0.34 $0.51 $0.95 $1.27 NLS Leading Active Lifestyle Brands* S&P 500 Consumer Discretionary Russell 2000 1-year 10.1% -15.7% 8.4% -5.7% 3-year 376.4% 42.0% 65.1% 33.7% 5-year 839.3% 107.1% 110.1% 44.9% 7-year 656.6% 476.0% 266.6% 127.4%

905/18/2016 $0.34 $0.38 Q1 2015 Q1 2016 $18 $21 Q1 2015 Q1 2016 $ M il li o n s $96 $121 Q1 2015 Q1 2016 $ M il li o n sReported Strong Results in Q1 2016 Adjusted EPS*EBITDA*Revenue *Non-GAAP information, see Appendix for reconciliation to GAAP

1005/18/2016 Growing market share but still below 5% Five Key Growth Drivers New Distribution Opportunities Retail Innovation International Strategic Opportunities Octane acquisition provides accelerator into specialty, vertical, and commercial markets Cadence of new products with enhanced consumer experience and engagement Large market, small share. Nautilus and Octane brands recognized worldwide. Additional opportunities to advance existing strategies

1105/18/2016 • Current small market share provides opportunity for growth within existing market • Expand use of brand portfolio to address new price points and consumer segments • Broaden assortment of SKUs among existing customers • Continue to ramp treadmills growth post launch in late 2014 • Enter $200M shelf fitness market $3.8B 3% North America Market Size* Nautilus Market Share Five Key Growth Drivers New Distribution Opportunities Retail Innovation International Strategic Opportunities $1.0B North America Consumer Treadmill Market* *Based on SFIA 2015 Manufacturers’ Sales by Category Report; values reflect wholesale pricing Retail

1205/18/2016 AD Pro Launched Fall 2015 Five Key Growth Drivers New Distribution Opportunities Retail Innovation International Strategic Opportunities • Large and growing markets • Incremental sales opportunity with favorable pricing and margin dynamics • Octane acquisition enhances position • Brand centric – Nautilus and Schwinn have strong legacy and are widely recognized by consumers; Octane has strong brand equity • Develop & launch key products to address these markets • Pursue strategic partnerships to build market share *Based on internal analysis; values reflect wholesale pricing; **Based on SFIA 2015 Manufacturers’ Sales by Category Report New Distribution Opportunities US Speciality Market*, $0.3B US Commercial Market**, $1.3B

1305/18/2016 Five Key Growth Drivers New Distribution Opportunities Retail Innovation International Strategic Opportunities • Reinvent consumer experience with real-time coaching, tracking, and motivation • Innovating with apps and connectivity options • Partnering with leading platforms to seamlessly sync and share workout data • Continuously innovating consumer engagement to leverage changing industry dynamics HOME GOAL AWARD JOURNAL Innovation

1405/18/2016 Five Key Growth Drivers New Distribution Opportunities Retail Innovation International Strategic Opportunities • Large potential opportunity outside North America to grow low current market share • Nautilus and Octane brands widely recognized worldwide • Aggressively adding best of breed distributor partners in target countries • Launched online and distributor sales in China • Introduced Max Trainer into international market in Q3 2015 Asia Pacific, $1.1B Latin America, $0.4B North America, $5.1B EMEA, $3.0B Estimated Global Market Size by Region* *Compilation of industry and internal data; values reflect wholesale pricing International

1505/18/2016 Five Key Growth Drivers New Distribution Opportunities Retail Innovation International Strategic Opportunities • Company in solid position to expand  Strong balance sheet with >$60M in cash and debt to EBITDA ratio less than 1.5  Significant free cash flow  Leverageable infrastructure to capture synergies • Opportunities to accelerate existing strategies through further acquisitions • Invest in intellectual property portfolio to drive new product innovation and potentially increase royalty stream • Explore opportunities in incremental adjacent categories Strategic Opportunities

Octane Acquisition Octane Acquisition title slide

1705/18/2016 Octane Fitness Overview Business overview Fitness equipment designer / distributor focused on zero-impact cardio machines for the premium consumer and commercial markets Business strategy  Primary emphasis on innovation of low-impact cardio  Focus on unique modalities as well as integrating with key trends like tracking/monitoring and multi-circuit workouts  Club quality & durability with price points attainable for home/specialty Focused Products Health Club Specialty Home

1805/18/2016 Strategic Rationale • Consistent with key growth drivers  Expand international footprint  Penetrate new distribution channels: Specialty Retail and Commercial  Expand into higher price point product offerings • Platform acquisition creates growth oriented synergies  Complementary products and channels of distribution (no overlap)  Many opportunities to leverage common investments  Enhanced innovation and product development capability • Strong cultural fit  Experienced founder-led organization  Innovation driven mentality  Brand, customer and profit orientation • Enhances shareholder value  Profitable and growing business  Significantly accretive to earnings in FY16

1905/18/2016 56% 27% 10% 6%  Accelerates growth in Specialty Markets  Represents 60%+ of Octane’s 2015 sales  Enhances product servicing network  Establishes platform in Direct Commercial channel  Opens up product extension opportunities  Unique business model Consistent With Key Growth Drivers – New Distribution 67% 32% 0% 0% 61% 39% Octane Channel MixNLS Current Channel Mix Combined Channel Mix

2005/18/2016 94% 3% 3% Accelerates Distribution in International Markets  Represents 23% of Octane’s 2015 sales  Established distribution in major global markets with minor overlap to Nautilus’ existing distribution channels  Opportunity to leverage companies’ infrastructure Consistent With Key Growth Drivers – International 94% 2% 4% Combined Geography Mix North America EMEA APLA Octane Geography MixNLS Current Geography Mix Combined Geography Mix 77% 10% 13% 98% 1%

2105/18/2016 Platform Acquisition Creates Growth Synergies Significant cross-selling opportunities • Octane’s strong brand known for unique high-quality products • Broader product and brand portfolio enhances offering • Accelerate efforts with Nautilus and Schwinn brands in Specialty channel leveraging Octane’s strong distribution and customer relationships • Octane’s unique features and modalities well suited for Direct channel leveraging NLS’ expertise and dominant position • Larger scale more attractive to international distributors Many opportunities to leverage common investments • Enhanced innovation and product development capabilities • Intellectual property • Sales and marketing • Long-term savings potential in sourcing and distribution

2205/18/2016 Key Growth Drivers Supported by Octane • Octane products and innovation expand our product assortment in the retail space to new modalities and price pointsRetail • Octane holds strong market position, and a sterling reputation, in the specialty and vertical market segment, as well as in selected commercial modalities New Distribution Opportunities •Both companies share a strong belief that product innovation is the key to growth. Octane growth has been fueled by innovation. Innovation • Octane has better international presence and existing relationships in markets where Nautilus is not yet fully representedInternational • Adding Octane’s strong position in Specialty fitness to Nautilus’ capabilities in Direct, Retail and Online, increases our share of the overall fitness market while further diversifying our revenue stream Strategic Opportunities

Long-term Goals Long-term Goals

2405/18/2016 “The Road Map” for Profitable Growth New Product Innovation Operational Excellence Footprint Expansion  New Price Points  New Core Categories  Plus Growth Opportunities  Access to Broader Audience  Process Rigor  IP Portfolio  Brand Engagement  Margin Discipline  Leverage Infrastructure  Continuous Cost Improvements  Supply Chain Efficiency  Media Planning Our approach to profitable growth focuses on three major areas:

2505/18/2016 Targeted Operating Metrics Revenue Growth Operating Income Growth Operating Income % of Revenue EBITDA % of Revenue Long-term Run Rate 10-12% Growth in excess of revenue growth 11-15% 13-17% 2013 Results 12.8% 48.5% 7.2% 8.9% 2014 Results 25.4% 91.8% 11.0% 12.5% 2015 Results 22.3% 33.6% 12.0% 12.9% • Long-term Run Rate reflects management assessment of Nautilus’ organic growth capability over the next 3-5 years • Annual results will fluctuate within stated Long-term Run Rate due to industry dynamics and specific product life cycles

2605/18/2016 Capital Deployment Initiatives Organic Growth New Product Introductions Expanding Distribution Infrastructure Investments Acquisition Strategy Enhance or Accelerate Revenue Growth Drivers Opportunistically Expand IP Portfolio Return Capital to Shareholders Add’l $10M Share Buyback Program Announced Q1 2016 Potential for Special/Ongoing Dividend Program #1 #2 #3Priority

2705/18/2016  Leading portfolio of fitness brands  Unique & innovative products and IP  Solid sales & earnings growth; significantly improved profitability  Strong financial condition  Scalable platform & infrastructure  Experienced management team that delivers on expectations Key Takeaways Plus…multiple initiatives underway to build additional platforms for growth

2805/18/2016 THANK YOU

Appendix

P&L Summary

All values in $ millions except per share amounts	2010	2011	2012	2013	2014	2015
Retail Revenue	$ 67.8	$ 68.6	$ 63.9	$ 76.8	$ 93.2	$ 106.2
Direct Revenue	96.7	107.1	125.0	136.7	175.6	225.6
Royalties	4.0	4.8	5.1	5.4	5.6	4.0
Total Revenue	**168.4**	**180.4**	**193.9**	**218.8**	**274.4**	**335.8**
Retail Gross Margin	18.7	16.0	14.4	19.5	23.7	26.9
% of Retail Rev	*27.6%*	*23.4%*	*22.5%*	*25.3%*	*25.4%*	*25.3%*
Direct Gross Margin	54.0	57.7	71.6	81.7	111.2	142.4
% of Direct Rev	*55.9%*	*53.9%*	*57.3%*	*59.7%*	*63.3%*	*63.1%*
Royalty	4.0	4.8	5.1	5.4	5.6	4.0
Total Gross Margin	**76.7**	**78.5**	**91.0**	**106.5**	**140.6**	**173.2**
% of Rev	*45.6%*	*43.5%*	*46.9%*	*48.7%*	*51.2%*	*51.6%*
Selling and Marketing	64.0	54.5	58.6	66.5	81.1	101.6
General and Administrative	19.4	17.1	17.7	18.7	22.1	21.4
Research and Development	2.9	3.2	4.2	5.6	7.2	9.9
Total Operating Expense	**86.3**	**74.9**	**80.4**	**90.8**	**110.4**	**133.0**
% of Rev	*51.2%*	*41.5%*	*41.5%*	*41.5%*	*40.2%*	*39.6%*
Retail Operating Income	11.4	9.5	7.9	11.4	13.3	12.9
% of Retail Rev	*16.8%*	*13.8%*	*12.3%*	*14.9%*	*14.2%*	*12.1%*
Direct Operating Income (Loss)	(10.8)	3.0	12.5	14.1	29.3	39.9
% of Direct Rev	*-11.1%*	*2.8%*	*10.0%*	*10.3%*	*16.7%*	*17.7%*
Royalties and Unallocated Corporate	(10.2)	(8.8)	(9.7)	(9.8)	(12.5)	(12.5)
Total Operating Income (Loss)	**$ (9.6)**	**$ 3.6**	**$ 10.6**	**$ 15.7**	**$ 30.2**	**$ 40.3**
% of Rev	*-5.7%*	*2.0%*	*5.5%*	*7.2%*	*11.0%*	*12.0%*
Other Expense (Income)	(0.3)	0.4	0.2	(0.3)	(0.1)	0.2
Pretax Income (Loss)	**$ (9.2)**	**$ 3.2**	**$ 10.4**	**$ 16.0**	**$ 30.2**	**$ 40.0**
Pretax Income (Loss) per Diluted share	$ (0.30)	$ 0.10	$ 0.34	$ 0.51	$ 0.95	$ 1.27
Income Tax Expense (Benefit)	0.6	0.7	(0.2)	(32.1)	9.8	13.2
Net Income (Loss) from Continuing Operations	**$ (9.8)**	**$ 2.5**	**$ 10.6**	**$ 48.1**	**$ 20.4**	**$ 26.8**
Net Income (Loss) per Diluted share	$ (0.32)	$ 0.08	$ 0.34	$ 1.53	$ 0.64	$ 0.85

05/18/2016 | 30

3105/18/2016 Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) from Continuing Operations (unaudited): (1) May not add due to rounding Reconciliation of Non-GAAP Financial Measures Pretax Income per Diluted Share from Continuing Operations (unaudited): 2010 2011 2012 2013 2014 2015 Pretax income (loss) per diluted share from continuing operations (0.30)$ 0.10$ 0.34$ 0.51$ 0.95$ 1.27$ Income (loss) per dilut d shar from inco e tax provision ( .02) ( .02) .01 1.02 ( .31) (0.42) Net income (loss) per diluted share from continuing operations(1) (0.3)$ 0. 8$ 0.34$ .53$ 0.64$ .85$ 2010 2011 2012 2013 2014 2015 Q1 2015 Q1 2016 Income (loss) from continuing operations (9.8)$ 2.5$ 10.6$ 48.1$ 20.4$ 26.8$ 10.9$ 11.6$ Interest expense (income), net 0.1 0.4 (0.1) 0.0 (0.0) (0.2) (0.0) 0.4 Income tax expense (benefit) of continuing operations 0.6 0.7 (0.2) (32.1) 9.8 13.2 6.7 7.2 Depreciation and amortization 6.6 3.8 3.3 3.3 4.0 3.4 0.9 1.9 EBITDA from continuing operations (1) (2.5)$ 7.4$ 13.6$ 19.4$ 34.2$ 43.2$ 18.4$ 21.1$

3205/18/2016 Reconciliation of Non-GAAP Financial Measures Adjusted diluted income per share from continuing operations (unaudited): Q1 2016 Diluted income per share from continuing operations 0.37$ Inventory step-up charge 0.02 Related tax benefit (0.01) Adjusted diluted income per share from continuing operations 0.38$